                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
SEEKS LONG-TERM GROWTH OF CAPITAL AND CURRENT
INCOME PRIMARILY FROM FOREIGN EQUITY SECURITIES.

KEMPER INTERNATIONAL GROWTH AND INCOME FUND

                 "... As far as the staying-power of this shift
                    [toward value] is concerned, we feel it
                         is safe to be optimistic. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
TERMS TO KNOW
8
LARGEST HOLDINGS
9
PORTFOLIO OF
INVESTMENTS
12
FINANCIAL STATEMENTS
14
NOTES TO
FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS
21
SHAREHOLDERS' MEETING


At A GLANCE
--------------------------------------------------------------------------------
KEMPER INTERNATIONAL GROWTH AND
INCOME FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                       6.98%
CLASS B                                       6.59%
CLASS C                                       6.69%
LIPPER INTERNATIONAL CATEGORY AVERAGE*       15.11%
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                       AS OF         AS OF
                                      4/30/99      10/31/98
--------------------------------------------------------------------------------
KEMPER INTERNATIONAL GROWTH
AND INCOME FUND CLASS A               $10.43        $9.73
--------------------------------------------------------------------------------
KEMPER INTERNATIONAL GROWTH
AND INCOME FUND CLASS B               $10.35        $9.71
--------------------------------------------------------------------------------
KEMPER INTERNATIONAL GROWTH
AND INCOME FUND CLASS C               $10.36        $9.71
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
KEMPER INTERNATIONAL GROWTH AND
INCOME FUND LIPPER RANKINGS AS OF 4/30/99*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER INTERNATIONAL FUNDS CATEGORY

                      CLASS A              CLASS B                 CLASS C
--------------------------------------------------------------------------------
1-YEAR            #521 of 565 funds    #530 of 565 funds       #529 of 565 funds


--------------------------------------------------------------------------------

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY.

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
 MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MORNINGSTAR EQUITY STYLE BOX]

Source: Morningstar, Inc. Chicago, IL. (312) 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most recent of the three market-cap groups.
THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER- TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. CATEGORY PLACEMENTS OF NEW FUNDS ARE ESTIMATED. MORNINGSTAR HAS PLACED KEMPER INTERNATIONAL GROWTH AND INCOME FUND IN THE FOREIGN STOCK CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER INVESTMENTS, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

In April, investor enthusiasm drove the market to its second milestone in a year -- the Dow Jones Industrial Average rose to 11,000 just a month after it broke 10,000 for the first time. In May, expectations of rising inflation and higher short-term interest rates led to a slowdown. But in early June, the market rallied again. What drove the market rallies, and what, at the same time, led to investor anxiety?
    Inflation worries have been seeping into the market for months. The growing conviction that Asian and Latin American economies are recovering is raising commodity prices, particularly oil. The price of West Texas Intermediate oil surged from less than $12 in February to almost $19 in early May. That alone almost guarantees a rise in the "headline" inflation rate this year, which is the rate of inflation as measured by the entire CPI. But it's important to note that the Federal Reserve Board looks primarily at the core inflation rate, which is the CPI minus food and energy -- and the core inflation rate looks at if it will remain low at about 2 percent this year. Investors should note, however, that the Federal Reserve Board also considers what will happen to inflation next year -- and all indications are that the Fed expects inflation to increase in 2000.
    As a result, the Fed is considering a change in monetary policy. Recent Fed policy has been reactive, not proactive, which means that the Fed tends to respond to inflation only when it picks up. That may change as the Fed tries to preemptively halt inflation momentum. Such a change in monetary policy would likely lead to an increase in short-term interest rates before the end of the year. However, the change is likely to be small. Because we don't see pressure toward sustained inflation, there's no reason for the Fed to want a sharp slowdown in the overall economy.
    The long-term economic situation, however, appears to be positive. The federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially for households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.
    This positive environment is exactly what sometimes poses risk for investors, and is key to understanding recent volatility in the market. A strong economy has the potential to feed inflation fears and drive up interest rates. Indeed, recent market events illustrate the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. In April, the steady stream of positive economic news led to a sell-off in the financial markets based on fears that the strong pace of economic growth would eventually lead to higher inflation. The benchmark 30-year Treasury bond yield rose, which pulled stocks lower.
    Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggest continued growth as we move into the second half of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., rose at an annual rate of 4.5 percent in the first quarter, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by 4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices had been rising as the economy was growing, the Fed would have most likely raised short-term interest rates by now, and that would have changed the financial market outlook.
    However, we do see some vulnerability on the economic front. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first quarter while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.
    When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which has already led to the European Central Bank lowering interest rates in order to boost domestic spending. In many countries in Europe there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgage payments are reduced and homeowners can spend money elsewhere. This has a huge impact on consumer spending, and will help European equities over time. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.

ECONOMIC OVERVIEW
ECONOMIC GUIDEPOSTS
ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

[BAR GRAPH]

                                           NOW (5/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
  10 Year Treasury Rate(1)                      5.54                   5.34                   5.57                   6.42
  Prime Rate(2)                                 7.75                    8.5                    8.5                   8.25
  Inflation Rate(3)*                            2.28                   1.68                   1.63                   3.04
  The U.S. Dollar(4)                           -1.22                   8.17                   5.05                   7.67
  Capital goods orders(5)*                     11.67                   3.05                  12.61                   3.93
  Industrial production (5)*                    2.01                   2.71                   5.92                   6.44
  Employment growth(6)                          2.14                   2.67                   2.76                   2.44

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2)  THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5)  THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6)  AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*DATA AS OF APRIL 30, 1999.

    SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

    But don't forget that international crises have the potential to affect the U.S. markets dramatically. An increase in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries have small economies and little leeway in their budgets. Consequently, those countries finance unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates. As an example, consider Italy, which recently asked for more leeway on its deficit targets. When leeway was granted, this led to a further sell-off in the eurodollar.
    The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current U.S. economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.
    In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation these are particularly older investors who are accustomed to inflation accompanying growth. But again, sustained inflation seems unlikely, so a sharp slowdown is not necessary. In the short term, we expect a modest economic slowdown but no recession. The best approach now, as in any market, is to diversify and invest for the long term.
    Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,
/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JUNE 9, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

SHERIDAN REILLY IS A MEMBER OF SCUDDER KEMPER INVESTMENTS' GLOBAL EQUITY GROUP AND LEAD PORTFOLIO MANAGER OF KEMPER INTERNATIONAL GROWTH AND INCOME FUND. HE HAS 11 YEARS OF INVESTMENT EXPERIENCE. HE IS A MEMBER OF THE INTERNATIONAL ASSOCIATION OF FINANCIAL ANALYSTS AND THE AMERICAN MATHEMATICS ASSOCIATION. PORTFOLIO MANAGER LAUREN LAMBERT JOINED SCUDDER KEMPER INVESTMENTS, INC., IN 1994 AND BECAME CO-PORTFOLIO MANAGER OF KEMPER INTERNATIONAL GROWTH AND INCOME FUND THIS YEAR. PRIOR TO JOINING THE COMPANY, SHE WORKED AS AN EQUITY ANALYST FOR SEVEN YEARS.

PORTFOLIO MANAGER IRENE CHENG IS A MEMBER OF THE FIRM'S GLOBAL EQUITY GROUP, FOCUSING ON PORTFOLIO MANAGEMENT AND RESEARCH FOR INTERNATIONAL EQUITY ACCOUNTS. PRIOR TO JOINING SCUDDER KEMPER INVESTMENTS IN 1993, CHENG SPENT THREE YEARS IN MERCHANT BANKING ACTIVITIES AT THE BLACKSTONE GROUP AND THREE YEARS AS AN EQUITY ANALYST AT SANFORD C. BERNSTEIN & CO.

VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

A WEAKNESS IN COMMODITY PRICES AND THE OVERSEAS ECONOMIES CONTRIBUTED TO THE UNDERPERFORMANCE OF VALUE STOCKS THROUGH MUCH OF THE SIX-MONTH PERIOD ENDED APRIL 30, 1999. HOWEVER, THE CLOUDS LIFTED LATE IN THE PERIOD AS VALUE-STYLE INVESTING MADE A COMEBACK IN APRIL. FOLLOWING, LEAD PORTFOLIO MANAGER SHERIDAN REILLY DISCUSSES THE MARKETS AND KEMPER INTERNATIONAL GROWTH AND INCOME FUND'S PERFORMANCE.

Q     THE EARLY PART OF THIS REPORTING PERIOD WAS ROUGH FOR VALUE-ORIENTED FUNDS
SUCH AS KEMPER INTERNATIONAL GROWTH AND INCOME FUND. WHAT CAUSED VALUE STOCKS TO UNDERPERFORM?

A     To fully understand the slump in value stocks, it is necessary to consider the bigger picture of what was happening in the global economy. Although growth remains strong here in the United States, the investment backdrop in the rest of the world was much less favorable. Some "Asian Tiger" countries were showing signs of improvement, but most developing economies were still experiencing negative growth. Japan, which is now showing strong signs of a turnaround, was suffering from a deep recession. Even Europe, which was viewed as a "safe haven" by many, was, and continues to be, beset by slow growth and high unemployment.

  In a disinflationary environment where commodity prices are weak and the economies of so many nations are struggling, it is only natural for pricing power to decline, and as a result, corporate profits suffered. Investors became increasingly willing to pay high price-to-earnings multiples for companies whose earnings were perceived to be the most reliable; especially those in the technology and health care sectors. Conversely, they avoided companies that were losing pricing power, such as chemical producers, energy companies, and manufacturing firms; all of which tend to be included in the value category. In other words, the universe of stocks from which we make our selections was hurt the most, while the stocks that benefited were too richly valued to fit within our investment discipline.

Q     BUT IN APRIL, WE SAW VALUE STOCKS TURN AROUND. WHAT DROVE THIS ABOUT-FACE
AND IS THE UPSWING SUSTAINABLE?

A The markets did really change tenor in April. While a switch from growth to value has historically been driven by a market correction, the recent shift had a different catalyst. The two events that appear to have been responsible were an interest rate cut by the European Central Bank and reports coming from Compaq Computer warning that first quarter earnings would be roughly half what analysts were expecting. Essentially, the rate cut reconfirmed government intentions to keep the world on a growth path while Compaq Computer's earnings news verified that there can even be disappointments in the market's current superstar, technology.

  As far as the staying power of this shift is concerned, we feel it is safe to be optimistic. The European economies, while still weak, should begin to benefit from the weak euro, the European Central Bank's rate

PERFORMANCE UPDATE

cut in the second quarter and the Asian market recovery. We believe European growth has bottomed and that earnings should begin to offer some support to equity valuations. Globally, a lot depends on the U.S. averting a slowdown and on Japan's stimulative policies gaining traction.

Q    HOW DID THE FUND PERFORM AGAINST THIS BACKDROP?

A    For the six-month period, the fund posted a 6.98 percent return (Class A shares, unadjusted for any sales charge), versus a 15.73 percent return for its unmanaged benchmark, the MSCI EAFE + Canada Index*. In a period where growth stocks outperformed for the majority of the time, the fund's investment discipline left it poorly positioned for the market environment. Our emphasis on value exposed the portfolio to the accelerated decline in oil and basic materials at the end of 1998. In addition, we sought to reduce downside risk prior to the period by selling global financials and reducing positions in companies with emerging markets exposure. When higher-risk stocks drove the markets' recovery in the fourth quarter of 1998, the fund's upside potential was limited as a result.

     But, to provide a bit of perspective on where we may be headed as a result of this value comeback, in April the fund was up 5.68 percent (Class A shares, unadjusted for any sales charges) while the index returned 4.31 percent. We also outpaced our peers, beating the 4.59 percent Lipper International Fund category return.

   * THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST + CANDA INDEX (MSCI EAFE) IS AN UNMANAGED INDEX THAT IS A GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS AND CANADA.

Q    PLEASE EXPLAIN THE PROCESS USED TO PICK STOCKS FOR THE FUND.

A    Using a strict investment discipline that is based on relative dividend yields, we buy stocks whose yields are higher than the median of the local market, higher than the stock's own average three-year yield. Conversely, we consider SELLING those holdings that have appreciated to the point where they have a yield LOWER than that of their home market or their own three-year average. Since a higher yield is indicative of a stock that is depressed (and decreasing yields characterize a stock with a rising price), this strategy compels us to buy companies that are reasonably valued, and to sell those with valuations that are becoming inflated.

     After narrowing down the investment universe in this manner, we use rigorous fundamental analysis to select the strongest companies from among those that meet our criteria. Each individual company's financial strength, projected profitability, competitive positioning and management ability are reviewed to uncover the stocks with the strongest long-term growth potential. In addition, we pursue sector diversification in order to reduce the risks associated with economic conditions and interest rate fluctuations in the countries where we invest. Similarly, we seek to minimize currency risk and political risk by diversifying among a large number of countries. The ultimate goal of this intensive process is to provide superior risk-adjusted returns over the long term.

Q    IT SOUNDS LIKE THIS STRATEGY CAN ALSO BE USED TO UNCOVER OUT-OF-FAVOR
GROWTH STOCKS.

A    Yes, it can. In fact, we found many opportunities in the area we refer to as "bruised growth." Occasionally, a company will experience a glitch that hurts its stock price in the near term, but has no effect on its long-term earnings potential. Using our strong fundamental research capabilities, we dig beneath the surface to determine when such a glitch indicates a positive transformation taking place within the company, rather than a fundamental change for the worse. One stock that falls in this category is SAP, the largest software manufacturer in Europe. Earnings growth has decelerated as companies divert resources from ERP (enterprise resource planning) software to fix problems associated with the Year 2000 issue. We believe that once this problem is resolved toward the end of the year, SAP's earnings will begin to recover. A further positive is that the poor execution of the company's main competitors, Baan and Cap Gemini, has opened the door for SAP to gain market share.

Q    WHAT SECTORS DID YOU FIND TO BE PARTICULARLY ATTRACTIVE OVER THE LAST SIX
MONTHS?

A    Telecommunications stocks were significant contributors to fund performance for the majority of the period. After the collapse of stock valuations following the Russian debt default and the Long-Term Capital Management workout in October 1998, many stocks were left undervalued. Our fundamental research revealed that telecommunications companies would continue to benefit from technological change, and that in Europe, deregulation was not resulting in the rapid share loss that had been expected for companies in this sector. Even after their substantial gains, many telecommunication names still fit within our value orientation. As the

PERFORMANCE UPDATE

period progressed, investors began to recognize the value to be found in this sector in Europe and they saw a nice run.

     In the latter part of the period, we reduced our substantial overweight in commodity cyclicals such as oil, paper and basic materials. We did this to fund our efforts to increase exposure to higher quality cyclical names in the capital equipment sector, to raise our weighting in Japan, and to diversify selectively into consumer sectors. Examples of stocks we added were Adidas-Salomon which we feel is well positioned for an earnings recovery; Allied-Domecq, an undervalued UK pubs and spirits company; and ABB, which is exposed to the cyclical recovery we anticipate in Europe and emerging markets.

Q    WHAT IS YOUR VIEW ON JAPAN?

A    Since the inception of the fund, we have maintained an underweight position in Japan. Although we had only 19 percent of assets in Japan as of April 30 (compared to 23 percent for the benchmark), this marks an increase from the range of 8 to 12 percent we held there during the 1998 calendar year. In March, we saw a real shift in momentum from Europe to Asia and, specifically, Japan. Believing that the country's recession was nearing a bottom, we began to add companies likely to benefit from at least one of three trends that we feel will continue to fuel the turnaround that is underway: monetary stimulus, restructuring, and the possibility of a weaker yen. This focus has led us to invest in homebuilders that stand to benefit from an increase in the money supply, such as Sekisui House, as well as highly competitive exporters, such as Sony. While we intend to maintain an underweight position in Japan in the immediate future, we feel that the valuations there are becoming increasingly compelling.

Q    WHAT ADVICE WOULD YOU OFFER TO SHAREHOLDERS AT THIS JUNCTURE?

A    Above all, to be patient. We recognize that it can be frustrating when the major indices are rising and your fund isn't. For people who are invested in a sector that has underperformed for an extended period of time, it is natural to consider reallocating assets into the areas that have been posting the strongest returns. However tempting such a course of action may be, we feel that value stocks, such as those held by Kemper International Growth And Income Fund, continue to be a necessary element of a diversified portfolio. Despite the recent underperformance, we are confident that a strategy emphasizing value and relative yields, which has performed well on a historical basis, will again do so in the future. Investment styles tend to move in and out of favor in extended cycles, so investors who attempt to chase hot sectors may find themselves buying high and selling low. We believe that such an approach is often detrimental to the achievement of long-term investment goals. We viewed the slump in value stocks as an opportunity to purchase quality companies at bargain prices. If value is coming back into vogue, these names should be poised for significant moves on the upside.

TERMS TO KNOW
--------------------------------------------------------------------------------

CYCLICAL STOCKS Companies whose earnings are closely tied to the business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

DISINFLATION The slowing down of the rate at which prices increase. This phenomenon is generally associated with a slowing economy, and is distinct from deflation, which is an outright decline in prices.

DIVIDEND YIELD With stocks, a company's payment out of earnings to shareholders divided by its share price. For example, a stock that sells for $10 and pays annual dividends totaling $1 has a yield of 10%; if the stock price goes up to $20, the yield would fall to 5%.

FUNDAMENTAL RESEARCH Analysis of companies based on the projected impact of management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK Stock of a company that has displayed above average earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at higher multiples to earnings (see price/earnings ratio) and experience more price volatility than the market as a whole. Distinct from value stock.

VALUE STOCK A company whose stock price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

WEIGHTING (OVER/UNDER) Refers to the allocation of assets -- usually in terms of sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

SOURCES: SCUDDER KEMPER INVESTMENTS, INC., BARRON'S DICTIONARY OF FINANCE AND INVESTMENT TERMS

LARGEST HOLDINGS

KEMPER INTERNATIONAL GROWTH AND INCOME FUND'S TOP 20 HOLDINGS*
Representing 64.9 percent of the fund's equity holdings on April 30, 1999

----------------------------------------------------------------------
               HOLDING                        COUNTRY          PERCENT
----------------------------------------------------------------------
----------------------------------------------------------------------
1.             SAKURA BANK, LTD.              Japan             4.8%
----------------------------------------------------------------------
2.             ACCOR S.A.                     France            4.0%
----------------------------------------------------------------------
3.             BAYER AG                       Germany           3.7%
----------------------------------------------------------------------
4.             LASMO PLC                      United Kingdom    3.6%
----------------------------------------------------------------------
5.             UBS AG                         Switzerland       3.5%
----------------------------------------------------------------------
6.             HSBC HOLDINGS PLC              Hong Kong         3.5%
----------------------------------------------------------------------
7.             DEXIA FRANCE                   France            3.4%
----------------------------------------------------------------------
8.             MARKS & SPENCER, PLC           United Kingdom    3.3%
----------------------------------------------------------------------
9.             ADIDAS-SALOMON AG              Germany           3.2%
----------------------------------------------------------------------
10.            INDUSTRIAL BANK OF JAPAN,      Japan             3.1%
               LTD.
----------------------------------------------------------------------
11.            SONY CORP.                     Japan             3.1%
----------------------------------------------------------------------
12.            NINTENDO CO., LTD.             Japan             3.1%
----------------------------------------------------------------------
13.            SCOR S.A.                      France            2.9%
----------------------------------------------------------------------
14.            BRITISH STEEL PLC              United Kingdom    2.9%
----------------------------------------------------------------------
15.            UPM-KYMMENE OYJ                Finland           2.9%
----------------------------------------------------------------------
16.            ROYAL & SUN ALLIANCE           United Kingdom    2.9%
               INSURANCE GROUP PLC
----------------------------------------------------------------------
17.            NOMURA SECURITIES CO., LTD.    Japan             2.8%
----------------------------------------------------------------------
18.            ENTE NAZIONALE IDROCARBURI     Italy             2.8%
               SPA
----------------------------------------------------------------------
19.            BANK AUSTRIA AG                Austria           2.7%
----------------------------------------------------------------------
20.            ALLIED-DOMECQ PLC              United Kingdom    2.7%
----------------------------------------------------------------------

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF Investments

KEMPER INTERNATIONAL GROWTH AND INCOME FUND
Portfolio of Investments at April 30, 1999 (unaudited)

------------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT($) OR     MARKET
    CONVERTIBLE BONDS--3.9%                                                               NUMBER OF SHARES       VALUE($)
------------------------------------------------------------------------------------------------------------------------------
    UNITED KINGDOM--1.9%
                                   Glaxo SLF
                                     2%, 05/20/2003
                                                                                               85,000           $   89,463
                                   (RESEARCHER, DEVELOPER, MANUFACTURER AND
                                     RETAILER OF PHARMACEUTICALS)
                                   -------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

    UNITED STATES--2.0%
                                   Diageo ML
                                     2%, 04/14/2004
                                                                                              100,000               95,250
                                   (OPERATIONS IN FOOD, ALCOHOLIC BEVERAGES AND
                                     FAST FOOD RESTAURANTS)
                                   -------------------------------------------------------------------------------------------
                                   -------------------------------------------------------------------------------------------
                                   TOTAL CONVERTIBLE BONDS
                                                                                                                   184,713
                                   (Cost $191,600)
                                   -------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS--96.1%
------------------------------------------------------------------------------------------------------------------------------

    AUSTRIA--2.5%
                                   Bank Austria AG
                                                                                                1,870              115,996
                                     (PROVIDER OF COMMERCIAL AND CORPORATE
                                     BANKING SERVICE
                                   -------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

    CANADA--1.9%
                                                                                                2,014               91,859
                                   BCE, Inc.
                                     (TELECOMMUNICATION SERVICES)
                                   -------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

    FINLAND--2.6%
                                                                                                4,100              124,108
                                   UPM-Kymmene OYJ
                                     (MANUFACTURER OF PAPER AND PAPER PRODUCTS)
                                   -------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

    FRANCE--12.8%
                                                                                                  650              171,346
                                   Accor S.A.
                                     (PROVIDER OF CATERING, HOTEL AND TRAVEL
                                     SERVICES)
                                                                                                1,763               80,003
                                   Compagnie Generale des Etablissements
                                     Michelin "B"
                                     (TIRE MANUFACTURER)
                                                                                                1,040              145,593
                                   Dexia France
                                     (PROVIDER OF MUNICIPAL AND LOCAL
                                     DEVELOPMENT FINANCING)
                                                                                                  511               79,365
                                   Elf Aquitaine S.A.
                                     (PETROLEUM COMPANY)
                                                                                                2,511              125,221
                                   Scor S.A.
                                     (PROPERTY, CASUALTY AND LIFE REINSURANCE
                                     COMPANY)
                                   -------------------------------------------------------------------------------------------
                                                                                                                   601,528
------------------------------------------------------------------------------------------------------------------------------

    GERMANY--11.5%
                                                                                                1,388              136,677
                                   Adidas-Salomon AG
                                     (MANUFACTURER OF SPORT SHOES, CLOTHING AND
                                     EQUIPMENT)
                                                                                                3,729              158,383
                                   Bayer AG
                                     (LEADING CHEMICAL PRODUCER)
                                                                                                1,137               44,808
                                   Deutsche Telekom AG
                                     (TELECOMMUNICATION SERVICES)
                                                                                                2,706              101,495
                                   Metro AG
                                     (OPERATOR OF BUILDING, CLOTHING, FOOD
                                     STORES AND SUPERMARKETS)
                                                                                                  308               98,601
                                   SAP AG
                                     (COMPUTER SOFTWARE MANUFACTURER)
                                   -------------------------------------------------------------------------------------------
                                                                                                                   539,964

                                                        Portfolio of INVESTMENTS

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
                                                                                         NUMBER OF SHARES       VALUE($)
-----------------------------------------------------------------------------------------------------------------------------

    HONG KONG--4.1%
                                                                                               4,000           $  148,631
                                  HSBC Holdings PLC
                                    (INTERNATIONAL BANKING AND FINANCIAL
                                    SERVICES PROVIDER)
                                                                                              17,200               46,269
                                  Hong Kong Telecommunications, Ltd.
                                    (TELECOMMUNICATION SERVICES)
                                  -------------------------------------------------------------------------------------------
                                                                                                                  194,900
-----------------------------------------------------------------------------------------------------------------------------

    ITALY--4.7%
                                                                                              17,900              117,823
                                  Ente Nazionale Idrocarburi SpA
                                    (EXPLORATION AND PRODUCTION OF OIL, NATURAL
                                    GAS AND CHEMICALS)
                                                                                              23,900              104,036
                                  La Rinascente SpA di Risparmio
                                    (DEPARTMENT STORE CHAIN)
                                  -------------------------------------------------------------------------------------------
                                                                                                                  221,859
-----------------------------------------------------------------------------------------------------------------------------

    JAPAN--19.2%
                                                                                              16,000              133,278
                                  Industrial Bank of Japan, Ltd.
                                    (COMMERCIAL BANK AND TRUST COMPANY)
                                                                                              22,000               96,325
                                  Mitsubishi Heavy Industries, Ltd.
                                    (DIVERSIFIED HEAVY MACHINERY MANUFACTURER
                                    AND LEADING SHIPBUILDER)
                                                                                               1,400              130,448
                                  Nintendo Co., Ltd.
                                    (MANUFACTURER OF GAME EQUIPMENT)
                                                                                              11,000              118,610
                                  Nomura Securities Co., Ltd.
                                    (FINANCIAL ADVISOR, SECURITIES BROKER AND
                                    UNDERWRITER)
                                                                                              53,000              204,546
                                  Sakura Bank, Ltd.
                                    (PROVIDER OF BANKING SERVICES)
                                                                                               8,000               89,544
                                  Sekisui House, Ltd.
                                    (HOME BUILDER)
                                                                                               1,400              130,682
                                  Sony Corp.
                                    (MANUFACTURER OF CONSUMER ELECTRONIC
                                    PRODUCTS)
                                  -------------------------------------------------------------------------------------------
                                                                                                                  903,433
-----------------------------------------------------------------------------------------------------------------------------

    NETHERLANDS--4.3%
                                                                                               5,140               76,844
                                  Elsevier NV
                                    (INTERNATIONAL PUBLISHER OF SCIENTIFIC,
                                    PROFESSIONAL, BUSINESS, AND CONSUMER
                                    INFORMATION BOOKS)
                                                                                               1,360               56,758
                                  Koninklijke KPN NV
                                    (TELECOMMUNICATION SERVICES)
                                                                                               1,230               71,606
                                  Royal Dutch Petroleum Co.
                                    (PETROLEUM COMPANY)
                                  -------------------------------------------------------------------------------------------
                                                                                                                  205,208
-----------------------------------------------------------------------------------------------------------------------------

    SPAIN--2.2%
                                                                                               7,320              102,475
                                  Iberdrola S.A.
                                    (ELECTRIC UTILITY)
                                  -------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    SWEDEN--2.4%
                                                                                               2,450              111,218
                                  Investor AB "B"
                                    (INVESTMENT COMPANY WITH HOLDINGS IN LISTED
                                    SHARES OF INDUSTRIAL COMPANIES)
                                  -------------------------------------------------------------------------------------------

PORTFOLIO OF Investments

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
                                                                                         NUMBER OF SHARES       VALUE($)
-----------------------------------------------------------------------------------------------------------------------------

    SWITZERLAND--9.4%
                           (a)(b) ABB AG (New)                                                    65           $   94,793
                                    (MANUFACTURER OF ELECTRICAL EQUIPMENT)
                                                                                                 283              105,358
                                  Georg Fischer AG
                                    (MANUFACTURER OF AUTOMOTIVE PRODUCTS AND
                                    PIPING SYSTEMS)
                              (a) Swisscom AG                                                    249               91,394
                                    (OPERATOR OF TELECOMMUNICATION NETWORKS AND
                                    NETWORK APPLICATION SERVICES)
                                                                                                 442              150,066
                                  UBS AG
                                    (PROVIDER OF BANKING AND ASSET MANAGEMENT
                                    SERVICES)
                                  -------------------------------------------------------------------------------------------
                                                                                                                  441,611
-----------------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--18.5%
                                                                                              14,849              115,609
                                  Allied-Domecq plc
                                    (BREWERS AND DISTILLERS)
                                                                                              52,813              125,096
                                  British Steel plc
                                    (IRON AND STEEL PRODUCER)
                                                                                              12,201              103,775
                                  EMI Group plc
                                    (MUSIC RECORDING AND RETAILING COMPANY)
                                                                                              59,855              154,052
                                  LASMO plc
                                    (OIL PRODUCTION AND EXPLORATION)
                                                                                              20,423              140,033
                                  Marks & Spencer, plc
                                    (RETAILER OF CONSUMER GOODS AND FOODS)
                                                                                               7,820              113,716
                                  Peninsular and Oriental Steam Navigation Co.
                                    (PROVIDER OF MARINE SHIPPING AND TRANSPORT
                                    SERVICES)
                                                                                              14,147              122,318
                                  Royal & Sun Alliance Insurance Group plc
                                    (MULTI-LINE INSURANCE HOLDING COMPANY)
                                  -------------------------------------------------------------------------------------------
                                                                                                                  874,599
                                  -------------------------------------------------------------------------------------------
                                  TOTAL COMMON STOCKS
                                                                                                                4,528,758
                                  (Cost $4,157,627)
                                  -------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENT PORTFOLIO--100%
                                                                                                                4,713,471
                                  (Cost $4,349,227)
                                  -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Security valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $94,793 (1.9% of net assets). Its value has been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of this security at April 30, 1999 was $80,708. This security may also have certain restrictions as to resale.

Transactions in written options during the year ended April 30, 1999 were:

                                                                  NUMBER OF CONTRACTS   PREMIUMS($)
                                                                  -------------------   -----------
    Outstanding at October 31, 1998                                     4,985.00         16,461.00
      Contracts written                                                       --                --
      Contracts closed                                                 (4,985.00)       (16,461.00)
                                                                       ---------        ----------
      April 30, 1999                                                          --                --
                                                                       =========        ==========

Based on the cost of investments of $4,349,227 for federal income tax purposes at April 30,1999, the gross unrealized appreciation was $481,526, the gross unrealized depreciation was $117,282 and the net unrealized appreciation on investments was $364,244.

See accompanying notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (unaudited)

--------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost $4,349,227)                                               $4,713,471
--------------------------------------------------------------------------
Cash                                                                93,829
--------------------------------------------------------------------------
Foreign currency, at value
(Cost $15,932)                                                      15,794
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 194,852
--------------------------------------------------------------------------
  Fund shares sold                                                   3,781
--------------------------------------------------------------------------
  Dividends and interest                                            12,418
--------------------------------------------------------------------------
  Foreign taxes                                                      3,236
--------------------------------------------------------------------------
  Reimbursement from Adviser                                        62,126
--------------------------------------------------------------------------
Deferred organization expense                                       11,047
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 5,110,554
--------------------------------------------------------------------------
 LIABILITIES
Payable for:
  Investments purchased                                             70,024
--------------------------------------------------------------------------
  Fund shares redeemed                                              22,110
--------------------------------------------------------------------------
  Other payables and accrued expenses                              124,834
--------------------------------------------------------------------------
    Total liabilities                                              216,968
--------------------------------------------------------------------------
NET ASSETS                                                      $4,893,586
--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
Paid-in capital                                                 $4,943,487
--------------------------------------------------------------------------
Accumulated net realized loss on investments                      (416,342)
--------------------------------------------------------------------------
Net unrealized appreciation on:
  Investments                                                      364,244
--------------------------------------------------------------------------
  Foreign currency related transactions                                 90
--------------------------------------------------------------------------
Undistributed net investment income                                  2,107
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $4,893,586
--------------------------------------------------------------------------
 THE PRICING OF SHARES
CLASS A SHARES
  Net asset value and redemption price per share ($2,512,181
  / 240,962 shares outstanding)                                     $10.43
--------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of
  net asset value or 5.75% of offering price)                       $11.07
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($1,936,108 / 186,993 shares outstanding)                         $10.35
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($445,297 / 42,973 shares outstanding)                            $10.36
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the six months ended April 30, 1999 (unaudited)

-------------------------------------------------------------------------
NET INVESTMENT LOSS
Dividends (net of foreign taxes withheld of $4,988)             $  41,587
-------------------------------------------------------------------------
Interest                                                            8,292
-------------------------------------------------------------------------
  Total investment income                                          49,879
-------------------------------------------------------------------------
Expenses:
  Management fee                                                   22,860
-------------------------------------------------------------------------
  Distribution services fee                                         8,653
-------------------------------------------------------------------------
  Administrative services fee                                       5,715
-------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                      115,693
-------------------------------------------------------------------------
  Professional fees                                                12,750
-------------------------------------------------------------------------
  Reports to shareholders                                           5,250
-------------------------------------------------------------------------
  Registration fees                                                   151
-------------------------------------------------------------------------
  Amortization of organization expenses                             1,448
-------------------------------------------------------------------------
  Directors' fees and other                                         3,300
-------------------------------------------------------------------------
    Total expenses before expense waiver                          175,820
-------------------------------------------------------------------------
Less expenses waived and absorbed by adviser                     (124,357)
-------------------------------------------------------------------------
    Total expenses after expense waiver                            51,463
-------------------------------------------------------------------------
NET INVESTMENT LOSS                                                (1,584)
-------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) from:
  Investments                                                    (281,329)
-------------------------------------------------------------------------
  Options                                                          16,652
-------------------------------------------------------------------------
  Foreign currency related transactions                            (1,883)
-------------------------------------------------------------------------
                                                                 (266,560)
-------------------------------------------------------------------------
Change in net unrealized appreciation on:
  Investments                                                     603,681
-------------------------------------------------------------------------
  Options                                                           1,647
-------------------------------------------------------------------------
  Foreign currency related transactions                               254
-------------------------------------------------------------------------
                                                                  605,582
-------------------------------------------------------------------------
Net gain on investments                                           339,022
-------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 337,438
-------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            FOR THE
                                                                                          PERIOD FROM
                                                                  FOR THE SIX          DECEMBER 31, 1997
                                                                  MONTHS ENDED         (COMMENCEMENT OF
                                                                 APRIL 30, 1999         OPERATIONS) TO
                                                                  (UNAUDITED)          OCTOBER 31, 1998
------------------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income (loss)                                     $   (1,584)                21,204
------------------------------------------------------------------------------------------------------------
  Net realized loss                                                  (266,560)              (151,350)
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                605,582               (241,248)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                            337,438               (371,394)
------------------------------------------------------------------------------------------------------------
Distribution from net investment income                                     0                (15,945)
------------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                          285,169              4,638,318
------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                          622,607              4,250,979
------------------------------------------------------------------------------------------------------------
 NET ASSETS
Beginning of period                                                 4,270,979                 20,000
------------------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $2,107)                                                         $4,893,586              4,270,979
------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper International Growth and Income Fund (the fund) is a diversified series of Kemper Global/International Series, Inc. (the Corporation), an open-end management investment company organized as a corporation in the state of Maryland. The fund commenced operations on December 31, 1997. The fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq) for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

NOTES TO FINANCIAL STATEMENTS

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 1998, the fund had a tax basis net loss carryforward of approximately $148,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire in the period ended 2006.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income semi-annually and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             ORGANIZATIONAL COSTS. Costs incurred by the fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a Management
                             Agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 1.00% of average daily net assets. However, the fund incurred no management fee for the period ended
                             April 30, 1999, after an expense waiver by Scudder
                             Kemper.

NOTES TO FINANCIAL STATEMENTS

                             In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $124,357 for the period ended April 30, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                             COMMISSIONS     COMMISSIONS ALLOWED
                                                                           RETAINED BY KDI     BY KDI TO FIRMS
                                                                           ---------------   -------------------
                                       Period ended April 30, 1999              $756                7,542

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. The fund incurred no distribution fees for the period ended April 30, 1999, after an expense waiver by Scudder Kemper. CDSC and commissions related to Class B and Class C shares are as follows:

                                                                                                 COMMISSIONS AND
                                                                              CDSC RECEIVED   DISTRIBUTION FEES PAID
                                                                                 BY KDI          BY KDI TO FIRMS
                                                                              -------------   ----------------------
                                       Period ended April 30, 1999               $2,301               14,022

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The fund incurred no administrative services fees for the period ended April 30, 1999, after an expense waiver by Scudder Kemper. During the period ended April 30, 1999, KDI paid fees of $5,715 to various firms.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company (KSvC), is the transfer, dividend paying and shareholder service agent for the fund. The fund incurred shareholder services fees of $12,646 for the period ended April 30, 1999.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The fund incurred no accounting fees for the period ended April 30, 1999, after a waiver of $25,000 by Scudder Kemper.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the fund are also officers or directors of Scudder Kemper. For the period ended April 30, 1999, the fund made no payments to its officers and incurred directors' fees of $5,096 to independent directors.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the period ended April 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $4,317,599

                             Proceeds from sales                       3,930,441

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund:

                                                                          PERIOD ENDED                     PERIOD ENDED
                                                                         APRIL 30, 1999                  OCTOBER 31, 1998
                                                                   ---------------------------       -------------------------
                                                                    SHARES           AMOUNT           SHARES          AMOUNT
                                       -------------------------------------------------------------------------------------------
                                       SHARES SOLD
                                        Class A                      135,816       $ 1,341,305        226,411       $2,362,397
                                       -------------------------------------------------------------------------------------------
                                        Class B                       46,580           460,402        184,498        1,985,454
                                       -------------------------------------------------------------------------------------------
                                        Class C                       19,496           189,595         65,361          687,745
                                        SHARES REISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                            0                 0          1,039           11,397
                                       -------------------------------------------------------------------------------------------
                                        Class B                            0                 0            314            3,449
                                       -------------------------------------------------------------------------------------------
                                        Class C                            0                 0             58              642
                                        SHARES REDEEMED
                                        Class A                     (108,558)       (1,083,914)       (14,309)        (146,012)
                                       -------------------------------------------------------------------------------------------
                                        Class B                      (36,044)         (354,860)        (8,959)         (92,920)
                                       -------------------------------------------------------------------------------------------
                                        Class C                      (25,334)         (267,359)       (17,183)        (173,834)
                                       -------------------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS                 $   285,169                      $4,638,318
                                       -------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                             ----------------------------------------------
                                                                                CLASS A
                                                             ----------------------------------------------
                                                                                           FOR THE
                                                                                         PERIOD FROM
                                                                                      DECEMBER 31, 1997
                                                             SIX MONTHS ENDED         (COMMENCEMENT OF
                                                              APRIL 30, 1999           OPERATIONS) TO
                                                               (UNAUDITED)            OCTOBER 31, 1998
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $ 9.73                     9.50
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             (.01)                     .13
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                   .71                      .20
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                     .70                      .33
-----------------------------------------------------------------------------------------------------------
Less distribution from net investment income                           0                      .10
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $10.43                     9.73
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                       6.98%                    3.31
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the fund                                       1.81%                    1.81
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                         .38                     1.54
-----------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                            6.88                    13.58
-----------------------------------------------------------------------------------------------------------
Net investment loss                                                (4.69)                  (10.23)
-----------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                             ----------------------------------------------
                                                                                CLASS B
                                                             ----------------------------------------------
                                                                                           FOR THE
                                                                                         PERIOD FROM
                                                                                      DECEMBER 31, 1997
                                                             SIX MONTHS ENDED         (COMMENCEMENT OF
                                                              APRIL 30, 1999           OPERATIONS) TO
                                                               (UNAUDITED)            OCTOBER 31, 1998
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $ 9.71                     9.50
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             (.02)                     .04
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                   .66                      .22
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                     .64                      .26
-----------------------------------------------------------------------------------------------------------
Less distribution from net investment income                           0                      .05
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $10.35                     9.71
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                       6.59%                    2.64
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the fund                                       2.69%                    2.69
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                        (.53)                     .66
-----------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                            8.49                    15.21
-----------------------------------------------------------------------------------------------------------
Net investment loss                                                (6.33)                  (11.86)
-----------------------------------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                                             ----------------------------------------------
                                                                                CLASS C
                                                             ----------------------------------------------
                                                                                           FOR THE
                                                                                         PERIOD FROM
                                                                                      DECEMBER 31, 1997
                                                             SIX MONTHS ENDED         (COMMENCEMENT OF
                                                              APRIL 30, 1999           OPERATIONS) TO
                                                               (UNAUDITED)            OCTOBER 31, 1998
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $ 9.71                     9.50
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             (.02)                     .05
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                   .67                      .21
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                     .65                      .26
-----------------------------------------------------------------------------------------------------------
Less distribution from net investment income                           0                      .05
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $10.36                     9.71
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                       6.69%                    2.65
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the fund                                       2.66%                    2.66
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                        (.43)                     .69
-----------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                            8.46                    15.18
-----------------------------------------------------------------------------------------------------------
Net investment loss                                                (6.23)                  (11.83)
-----------------------------------------------------------------------------------------------------------

                                                                                           FOR THE
                                                                                         PERIOD FROM
                                                                                      DECEMBER 31, 1997
                                                             SIX MONTHS ENDED         (COMMENCEMENT OF
                                                              APRIL 30, 1999           OPERATIONS) TO
                                                               (UNAUDITED)            OCTOBER 31, 1998
SUPPLEMENTAL DATA FOR ALL CLASSES
Net assets at end of period                                     $4,893,586               $4,270,979
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                   179%                      97%
-----------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

--------------------------------------------------------------------------------
 TAX INFORMATION
--------------------------------------------------------------------------------
Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

SPECIAL SHAREHOLDERS' MEETING

SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held. Kemper International Growth And Income Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

    For    Against   Abstain
  254,340  2,082     2,062

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

  Investment Objectives
  For      Against   Abstain   Broker Non-Votes
  187,375  5,564     4,839     60,707

  Diversification
  For      Against   Abstain   Broker Non-Votes
  187,658  5,280     4,839     60,707

  Lending
  For      Against   Abstain   Broker Non-Votes
  187,375  5,564     4,839     60,707

NOTES

NOTES

DIRECTORS&OFFICERS

DIRECTORS                         OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    ANN M. MCCREARY
Director                          President                         Vice President
JAMES R. EDGAR                    PHILIP J. COLLORA                 SHERIDAN P. REILLY
Director                          Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                M. ISABEL SALTZMAN
Director                          JOHN R. HEBBLE                    Vice President
                                  Treasurer
FREDERICK T. KELSEY                                                 CORNELIA SMALL
Director                          JOYCE E. CORNELL                  Vice President
                                  Vice President
KATHRYN L. QUIRK                                                    LINDA J. WONDRACK
Director and Vice President       DIEGO ESPINOSA                    Vice President
                                  Vice President
FRED B. RENWICK                                                     MAUREEN E. KANE
Director                          JOAN R. GREGORY                   Assistant Secretary
                                  Vice President
JOHN G. WEITHERS                                                    CAROLINE PEARSON
Director                          TARA C. KENNEY                    Assistant Secretary
                                  Vice President
                                                                    ELIZABETH C. WERTH
                                  THOMAS W. LITTAUER                Assistant Secretary
                                  Vice President
                                                                    BRENDA LYONS
                                                                    Assistant Treasurer

 .............................................................................................
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AND SHAREHOLDER              KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
 .............................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      200 Clarendon Street
                                      Boston, MA 02116
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606-5808
                                      www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Global and International Funds prospectus.
KIGIF - 3 (6/25/99) 1076920